Exhibit 10.6

AMENDMENT NO. 1, dated as of August 1, 2013 (this “Amendment), to the Loan Agreement, dated as of May 1, 2013 (the “Loan Agreement”), by and between STOCK-BRIDGE/SBE HOLDINGS, LLC (the “Borrower”), and SLS LENDER, LLC, as lender (the “Lender”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

WHEREAS, the Loan Parties desire to amend the Loan Agreement on the terms set forth herein;

WHEREAS, Section 10.02(b) of the Loan Agreement provides that the Borrower and the Lender may amend the Loan Agreement;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Loan Agreement Amendment. The Loan Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended as follows:

(a) The following definitions are added to Section 1.01 of the Loan Agreement in appropriate alphabetical order:

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of August 1, 2013.

“Amendment No. 1 Effective Date” means August 1, 2013.

“Initial First Lien Loan Disbursement Date” shall mean the date on which the first disbursement of First Lien Loans is made under the First Lien Financing Agreement.

(b) The definition of “Disbursement Agreement” in Section 1.01 of the Loan Agreement is amended and restated to read in full as follows:

“Disbursement Agreement” shall mean that certain Master Disbursement Agreement, dated as of May 2, 2012, as amended by (A) Amendment No. 1 dated as of January 31, 2013, (B) that certain Joinder Agreement to the Master Disbursement Agreement dated May 1, 2013 among Lender, the Disbursement Agent, the First Lien Administrative Agent and the Borrower and (C) Amendment No. 2 dated as of July 25, 2013, among the Borrower, the First Lien Administrative Agent, the First Lien Collateral Agent and the Disbursement Agent.

(c) The definition of “Existing First Lien Financing Agreement” in Section 1.01 of the Loan Agreement is amended hereby by adding the phrase “and Amendment No. 2, dated as of July 25, 2013” following the phrase “dated as of January 31, 2013”.

(d) The definition of “First Lien Escrow and Security Agreement” in Section 1.01 of the Loan Agreement is amended hereby by adding the phrase “as amended by Amendment No. 1, dated as of January 31, 2013 and Amendment No. 2, dated as of July 25, 2013” to the end thereto.

(e) The definition of “General Construction Agreement” in Section 1.01 of the Loan Agreement is amended by replacing the phrase “December 21, 2011” with the phrase “February 5, 2013”.

(f) The definition of “Total EB-5 Offering Amount Raised” in Section 1.01 of the Loan Agreement is amended and restated to read in full as follows:

““Total EB-5 Offering Amount Raised” shall mean the aggregate amount of EB-5 capital (i) raised (and in respect of which subscription agreements have been executed and delivered and I-526 petitions have been filed with the U.S. Citizenship and Immigration Services) by an affiliate of the manager of Lender under the EB-5 Immigrant Investor Program to be loaned under this Agreement to Borrower, the aggregate amount raised under this clause (i) to be no greater than $150,000,000, and (ii) raised by another party, including Henry Global or its affiliates, under the EB-5 Immigrant Investor Program to be loaned under this Agreement to Borrower, such that the aggregate amount raised under clause (i) and (ii) is $200,000,000 or less.”

(g) Sections 3.05(d), 4.01 and 5.16 of the Loan Agreement are amended by replacing each use of the phrase “First Lien Escrow Release Date” with “Initial First Lien Loan Disbursement Date”.

Section 2. Effectiveness. The amendments to the Loan Agreement set forth herein shall be effective as of the date set forth above.

Section 3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The jurisdiction, service of process and waiver of right to trial by jury provisions set forth in Sections 10.09 and 10.10 of the Loan Agreement are incorporated herein by reference mutatis mutandis.

Section 5. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement and every term, condition, obligation, covenant and agreement contained in the Loan Agreement is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the SLS Las Vegas Mortgage. From and after the effective date of this Amendment, all references to the Loan Agreement shall, unless expressly provided otherwise, refer to the Loan Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

STOCKBRIDGE/SBE HOLDINGS, LLC, as Borrower

BY:	STOCKBRIDGE/SBE VOTECO COMPANY, LLC, its manager

By:	/s/ Darren Drake
	Name:	Darren Drake
	Title:	Authorized Signatory

[Amendment No. 1 Signature Page]

SLS LENDER, LLC, as Lender

BY:	SLS LENDER MANAGER, LLC, its manager

By:	/s/ George W. Ekins VI
	Name:	George W. Ekins
	Title:	Principal

[Amendment No. 1 Signature Page]